UUNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                   August 1, 2008
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                    Date of Report (Date of earliest event reported)

                              OXFORD TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)

        Delaware                     000-49854                 04-3615974
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(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)                File Number)           Identification No.)

                 80 Wall Street, Suite 818, New York, NY 10005
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                     (Address of principal executive offices)

                                 (212) 809-1200
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                Registrant's telephone number, including area code

                                       N/A
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            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).





Item 8.01   Other Events


On July 29, 2008, the Board of Directors of Oxford Technologies Inc. (the "Company") adopted a resolution for the establishment of a wholly owned subsidiary in the UK, Axiom MS Limited. The purpose of establishing this new UK subsidiary is to provide financial assistance and support to Axiom Manufacturing Services Limited, also a subsidiary of the Company, and to seek new business opportunities in the UK.




                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




OXFORD TECHNOLOGIES, INC.


By: /s/ Jacinta Sit
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Jacinta Sit, President

Date:  August 1, 2008